Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 1998 included in the Company's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                                 ARTHUR ANDERSEN LLP

San Francisco, California
October 23, 1998